UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Items 2.01 and 2.03 is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The disclosure below describes our acquisition of Hunter’s Creek and Metrowest. All figures provided below are approximate.

On October 30, 2017, Bluerock Residential Growth REIT, Inc., or the Company, through its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership, or the Operating Partnership, (i) through BRG Hunters Creek, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Operating Partnership, or BRG Hunters Creek, through BR Hunters Creek, LLC, a Delaware limited liability company and a wholly owned subsidiary of BRG Hunters Creek, or Hunter’s Creek Owner, acquired a 532-unit, apartment community located in Orlando, Florida, known as Arium Hunter’s Creek, or Hunter’s Creek, and (ii) through BRG Metrowest, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Operating Partnership, or BRG Metrowest, through BR Metrowest, LLC, a Delaware limited liability company and a wholly owned subsidiary of BRG Metrowest, or Metrowest Owner, acquired a 510-unit apartment community located in Orlando, Florida, known as Arium at Metrowest, or Metrowest, and together with Hunter’s Creek, the Portfolio, and each, a Property. Hunter’s Creek Owner and Metrowest Owner are managed by BRG Hunters Creek Manager, LLC, a Delaware limited liability company, or Hunter’s Creek Manager, and BRG Metrowest Manager, LLC, a Delaware limited liability company, or Metrowest Manager, respectively. Each of Hunter’s Creek Manager and Metrowest Manager is a wholly owned subsidiary of the Operating Partnership.

The total purchase price paid for Hunter’s Creek and Metrowest was approximately $97.5 million and $86.0 million, respectively, for a total purchase price of approximately $183.5 million for the Portfolio. The sale was based on arm’s length negotiations with an unaffiliated seller. In evaluating the Portfolio as a potential investment, a variety of factors were considered, including overall valuation of net rental income, expected capital expenditures, submarket demographics, community features and amenities, location, price per unit and occupancy.

Following our acquisition of the Portfolio, the organizational structure with respect to the ownership of the Portfolio is such that: (i) Hunter’s Creek is wholly owned by Hunter’s Creek Owner, which is wholly owned by BRG Hunters Creek, and (ii) Metrowest is wholly owned by Metrowest Owner, which is wholly owned by BRG Metrowest, and each of BRG Hunters Creek and BRG Metrowest is wholly owned by the Operating Partnership.

The material features of the Purchase and Sale Agreement by and among (i) CH Realty VII – Carroll MF Orlando Hunter’s Creek, L.L.C., CH Realty VII – Carroll MF Orlando Metrowest, L.L.C. and, or the Sellers, and Bluerock Real Estate, L.L.C., dated as of September 7, 2017, which was assigned to Hunter’s Creek Owner and Metrowest Owner, and other information related to the Portfolio and our acquisition of the same are described in our Current Report on Form 8-K, dated September 20, 2017, such disclosure being incorporated by reference into this Item 2.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

Senior Loan Financing for the Acquisition of Hunter’s Creek

The acquisition of Hunter’s Creek was funded with approximately $28.5 million of gross equity and a senior mortgage loan made by Walker & Dunlop, LLC, a Delaware limited liability company, on behalf of Freddie Mac, or the Hunter’s Creek Lender, to Hunter’s Creek Owner in the original principal amount of approximately $72.3 million, or the Hunter’s Creek Loan, which is secured by Hunter’s Creek.

The Hunter’s Creek Loan will mature on November 1, 2024 and bears interest at a fixed rate of 3.65%. The first payment on the Hunter’s Creek Loan will be due December 1, 2017. The Hunter’s Creek Loan requires monthly, interest only payments on the first day of each calendar month from December 1, 2017 up to, but not including, December 1, 2019.

Thereafter and up to and including November 1, 2024, principal and accrued interest will be payable by Hunter’s Creek Owner in monthly payments on the first day of each calendar month. The amount of each monthly installment of principal and interest payable will be $330,715.81. On November 1, 2024, all remaining indebtedness under the Hunter’s Creek Loan, including all principal and interest, will be due and payable by Hunter’s Creek Owner.

At the closing of Hunter’s Creek, we entered into a Guaranty to provide certain standard scope non-recourse carveout guarantees (and related hazardous materials indemnities) to the Loan which generally call for protection against losses by the Hunter’s Creek Lender for so-called “bad acts,” such as misrepresentations, and may include full recourse liability for more significant events such as bankruptcy, or the Guaranty. Our financial obligations under the Loan and the Guaranty, as discussed in this Item 2.03, arose on October 30, 2017 in connection with the closing of the Loan.

Financing for the Acquisition of Metrowest

The acquisition of Metrowest was funded with approximately $55.0 million of gross equity and approximately $32.5 million in borrowings, pursuant to that certain Credit Agreement by and between the Operating Partnership and KeyBank National Association, or the Credit Facility Lender, dated as of October 4, 2017. Metrowest Owner became a party to the Credit Agreement as a Subsidiary Guarantor, pursuant to that certain Joinder Agreement executed by Metrowest Owner and delivered to the Credit Facility Lender on October 30, 2017. In connection with the Credit Agreement, Metrowest Owner entered into a Subsidiary Guaranty. Pursuant to the Subsidiary Guaranty, Metrowest Owner agreed to guaranty all payments under the Credit Agreement by the Operating Partnership and any of its subsidiaries that join in the Credit Agreement.

The material features of the Credit Agreement are described in our Current Report on Form 8-K, dated October 11, 2017, such disclosure being incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Because it is impracticable to provide the required financial statements for the acquired real property described in Item 2.01 at the time of this filing and no financial statements (audited or unaudited) are available at this time, we hereby confirm that we intend to file the required financial statements on or before January 12, 2018 by amendment to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information

See paragraph (a) above.

(d)	Exhibits

Exhibit Number	Description

10.1	Multifamily Loan and Security Agreement by and between BR Hunters Creek, LLC and Walker & Dunlop, LLC, dated as of October 30, 2017

10.2	Florida – Amended and Restated Multifamily Note by BR Hunters Creek, LLC for the benefit of Walker & Dunlop, LLC, dated as of October 30, 2017

10.3	Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement by BR Hunters Creek, LLC for the benefit of Walker & Dunlop, LLC, dated as of October 30, 2017

10.4	Guaranty Multistate by Bluerock Residential Growth REIT, Inc. for the benefit of Walker & Dunlop, LLC, dated as of October 30, 2017

10.5	Assignment of Management Agreement and Subordination of Management Fees by and among BR Hunters Creek, LLC, Walker & Dunlop, LLC and Carroll Management Group, LLC

10.6	Assignment of Security Instrument by and between Walker & Dunlop, LLC and Freddie Mac, dated as of October 30, 2017

10.7	Joinder Agreement by BR Metrowest, LLC and delivered to KeyBank National Association, dated as of October 30, 2017

10.8	Subsidiary Guaranty by BR Metrowest, LLC in favor of KeyBank National Association, dated as of October 30, 2017

10.9	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by BR Metrowest, LLC in favor of KeyBank National Association, dated as of October 30, 2017

10.10	Collateral Assignment of Leases and Rents by and between BR Metrowest, LLC and KeyBank National Association, dated as of October 30, 2017

10.11	Joinder to Environmental Indemnity by BR Metrowest and delivered to KeyBank National Association, dated as of October 30, 2017

10.12	Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits by BR Metrowest, LLC to KeyBank National Association, dated as of October 30, 2017

10.13	Collateral Assignment of Management Agreement by and between BR Metrowest, LLC and KeyBank National Association, dated as of October 30, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: November 3, 2017	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Multifamily Loan and Security Agreement by and between BR Hunters Creek, LLC and Walker & Dunlop, LLC, dated as of October 30, 2017

10.2	Florida – Amended and Restated Multifamily Note by BR Hunters Creek, LLC for the benefit of Walker & Dunlop, LLC, dated as of October 30, 2017

10.3	Amended and Restated Multifamily Mortgage, Assignment of Rents and Security Agreement by BR Hunters Creek, LLC for the benefit of Walker & Dunlop, LLC, dated as of October 30, 2017

10.4	Guaranty Multistate by Bluerock Residential Growth REIT, Inc. for the benefit of Walker & Dunlop, LLC, dated as of October 30, 2017

10.5	Assignment of Management Agreement and Subordination of Management Fees by and among BR Hunters Creek, LLC, Walker & Dunlop, LLC and Carroll Management Group, LLC

10.6	Assignment of Security Instrument by and between Walker & Dunlop, LLC and Freddie Mac, dated as of October 30, 2017

10.7	Joinder Agreement by BR Metrowest, LLC and delivered to KeyBank National Association, dated as of October 30, 2017

10.8	Subsidiary Guaranty by BR Metrowest, LLC in favor of KeyBank National Association, dated as of October 30, 2017

10.9	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by BR Metrowest, LLC in favor of KeyBank National Association, dated as of October 30, 2017

10.10	Collateral Assignment of Leases and Rents by and between BR Metrowest, LLC and KeyBank National Association, dated as of October 30, 2017

10.11	Joinder to Environmental Indemnity by BR Metrowest and delivered to KeyBank National Association, dated as of October 30, 2017

10.12	Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits by BR Metrowest, LLC to KeyBank National Association, dated as of October 30, 2017

10.13	Collateral Assignment of Management Agreement by and between BR Metrowest, LLC and KeyBank National Association, dated as of October 30, 2017